Inventories	12 Months Ended
Dec. 31, 2024
Inventories [Abstract]
INVENTORIES
4.	INVENTORIES

As at December 31
($ thousands)	2024	2023
Oil inventories	$3,650	$6,183
Warehouse materials and supplies	11,296	7,680
Inventories	$14,946	$13,863

At December 31, 2024 and 2023 all inventory was carried at cost and $nil was carried at net realizable value. During the year December 31, 2024, $603.1 million (2023 - $567.1 million) of oil inventories were recorded within the respective cost components, which are composed of operating expenses, diluent expense, transportation expense and depletion and depreciation in the consolidated statements of comprehensive income (loss). For the years ended December 31, 2024, and 2023, the Company did not recognize any write-down of inventory.